SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) April 22, 2004
                                 ---------------

                                Power2Ship, Inc.
                                ----------------
               (Exact name of registrant as specified in Charter)


    Nevada                               0-25753              87-0449667
 ----------------------------          -----------          --------------
(State or other jurisdiction           (Commission           (IRS employer
      of incorporation)                  file no.)         identification no.)




     903 Clint Moore Road, Boca Raton, Florida                      33487
  --------------------------------------------------------------------------
   (Address of Principal Executive Offices)                       (Zip Code)



  Registrant's telephone number, including area code          (561) 998-7557
                                                              --------------


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 22, 2004, we issued a press release announcing that we had entered into an agreement with TruckersB2B, Inc. pursuant to which TruckersB2B agreed to actively promote and market our transportation and logistics services, on a non-exclusive basis, to its members which operate trucking fleets. A copy of the agreement between the Company and TruckersB2B is attached hereto as Exhibit
10.15 and a copy of the press release is attached as Exhibit 99.1.


                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    POWER2SHIP, INC.


                                    By:    /s/ Richard Hersh
                                       ------------------------------
                                    Name:  Richard Hersh
                                    Title: Chief Executive Officer



Dated:  May 11, 2004

                                  EXHIBIT INDEX

           EXHIBIT NO.                              DESCRIPTION
        -----------------           -------------------------------------------
              10.15                 Vendor Agreement with TruckersB2B, Inc.
              99.1                  Press Release dated April 22, 2004